Provisions, Contingencies and Litigation	6 Months Ended
Jun. 30, 2026
Provisions, Contingencies and Litigation [Abstarct]
Provisions, Contingencies and Litigation

Note 13 — Provisions, Contingencies and Litigation

Provisions increased from MXN 722,237 thousand at December 31, 2025 to MXN 950,345 thousand at June 30, 2026, primarily due to balances incorporated from the acquired operations and movements in incentive, employee-compensation and service-related provisions.

The Group is involved in legal proceedings in the ordinary course of business. Based on management’s current assessment, no proceedings have been identified that are expected to have a material adverse effect on the Group’s consolidated financial position, results of operations or cash flows.